                                                            Exhibit (g)(1)(c)(i)

[ING FUNDS LOGO]


April 28, 2006


Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio and ING Franklin Income Portfolio, three newly established series of ING Investors Trust, and ING Columbia Small Cap Value II Portfolio and ING UBS U.S. Small Cap Growth Portfolio, two newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 11, 2006.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Core Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Partners Large Cap Growth Portfolio, ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund, ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, ING VP Strategic Allocation Balanced Portfolio to ING VP Strategic Allocation Moderate Portfolio and ING VP Strategic Allocation Income Portfolio to ING VP Strategic Allocation Conservative Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                     Sincerely,

                                     /s/ Todd Modic
                                     Todd Modic
                                     Senior Vice President
                                     ING Investors Trust
                                     ING Partners, Inc.


ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
       --------------------
Name:  Edward G. McGann
       ----------------
Title: Managing Director, Duly Authorized
       ----------------------------------


7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000          ING Investors Trust
Scottsdale, AZ 85258-2034         Fax: 480-477-2700           ING Partners, Inc.
                                  www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                                   EFFECTIVE DATE
----                                                                   --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                                May 17, 2004
  ING Corporate Leaders Trust - Series B                                May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                                  June 9, 2003
  ING Disciplined LargeCap Fund                                         June 9, 2003
  ING Financial Services Fund                                           June 9, 2003
  ING Fundamental Research Fund                                      December 28, 2005
  ING LargeCap Growth Fund                                              June 9, 2003
  ING LargeCap Value Fund                                             February 1, 2004
  ING MidCap Opportunities Fund                                         June 9, 2003
  ING MidCap Value Choice Fund                                        February 1, 2005
  ING MidCap Value Fund                                                 June 9, 2003
  ING Opportunistic LargeCap Fund                                    December 28, 2005
  ING Principal Protection Fund                                         June 2, 2003
  ING Principal Protection Fund II                                      June 2, 2003
  ING Principal Protection Fund III                                     June 2, 2003
  ING Principal Protection Fund IV                                      June 2, 2003
  ING Principal Protection Fund V                                       June 2, 2003
  ING Principal Protection Fund VI                                      June 2, 2003
  ING Principal Protection Fund VII                                     May 1, 2003
  ING Principal Protection Fund VIII                                  October 1, 2003
  ING Principal Protection Fund IX                                    February 2, 2004
  ING Principal Protection Fund X                                       May 3, 2004
  ING Principal Protection Fund XI                                    August 16, 2004
  ING Principal Protection Fund XII                                  November 15, 2004
  ING Principal Protection Fund XIII                                        TBD
  ING Principal Protection Fund XIV                                         TBD
  ING Real Estate Fund                                                  June 9, 2003
  ING SmallCap Opportunities Fund                                       June 9, 2003
  ING SmallCap Value Choice Fund                                      February 1, 2005
  ING SmallCap Value Fund                                               June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                        April 7, 2003
  ING GNMA Income Fund                                                 April 7, 2003
  ING High Yield Bond Fund                                             April 7, 2003
  ING Institutional Prime Money Market Fund                            July 29, 2005
  ING Intermediate Bond Fund                                           April 7, 2003
  ING National Tax-Exempt Bond Fund                                    April 7, 2003

ING GET FUND
  ING GET Fund - Series M                                              July 14, 2003
  ING GET Fund - Series N                                              July 14, 2003
  ING GET Fund - Series P                                              July 14, 2003
  ING GET Fund - Series Q                                              July 14, 2003
  ING GET Fund - Series R                                              July 14, 2003
  ING GET Fund - Series S                                              July 14, 2003
  ING GET Fund - Series T                                              July 14, 2003
  ING GET Fund - Series U                                              July 14, 2003
  ING GET Fund - Series V                                              March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND                     October 27, 2005

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                     June 9, 2003

ING INVESTORS TRUST
  ING AllianceBernstein Mid Cap Growth Portfolio                      January 6, 2003
  ING American Funds Growth Portfolio                                September 2, 2003
  ING American Funds Growth-Income Portfolio                         September 2, 2003
  ING American Funds International Portfolio                         September 2, 2003
  ING Capital Guardian Small/Mid Cap Portfolio                        January 13, 2003
  ING Capital Guardian U.S. Equities Portfolio                        January 13, 2003
  ING Disciplined Small Cap Value Portfolio                            April 28, 2006
  ING Eagle Asset Capital Appreciation Portfolio                      January 6, 2003
  ING EquitiesPlus Portfolio                                           April 28, 2006
  ING Evergreen Health Sciences Portfolio                               May 3, 2004
  ING Evergreen Omega Portfolio                                         May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                           January 6, 2003
  ING FMR(SM) Earnings Growth Portfolio                                April 29, 2005
  ING Franklin Income Portfolio                                        April 28, 2006
  ING Global Real Estate Portfolio                                    January 3, 2006
  ING Global Resources Portfolio                                      January 13, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio                          January 6, 2003
  ING International Portfolio                                         January 13, 2003
  ING Janus Contrarian Portfolio                                      January 13, 2003
  ING JPMorgan Emerging Markets Equity Portfolio                      January 13, 2003
  ING JPMorgan Small Cap Equity Portfolio                             January 13, 2003
  ING JPMorgan Value Opportunities Portfolio                           April 29, 2005
  ING Julius Baer Foreign Portfolio                                   January 13, 2003
  ING Legg Mason Partners All Cap Portfolio                           January 6, 2003
  ING Legg Mason Value Portfolio                                      January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                             May 1, 2004
  ING LifeStyle Growth Portfolio                                        May 1, 2004

ING INVESTORS TRUST (CONTINUED)
  ING LifeStyle Moderate Growth Portfolio                               May 1, 2004
  ING LifeStyle Moderate Portfolio                                      May 1, 2004
  ING Limited Maturity Bond Portfolio                                 January 6, 2003
  ING Liquid Assets Portfolio                                         January 6, 2003
  ING Lord Abbett Affiliated Portfolio                                January 6, 2003
  ING MarketPro Portfolio                                              August 1, 2005
  ING MarketStyle Growth Portfolio                                     August 1, 2005
  ING MarketStyle Moderate Growth Portfolio                            August 1, 2005
  ING MarketStyle Moderate Portfolio                                   August 1, 2005
  ING Marsico Growth Portfolio                                        January 13, 2003
  ING Marsico International Opportunities Portfolio                    April 29, 2005
  ING Mercury Large Cap Growth Portfolio                              January 6, 2003
  ING Mercury Large Cap Value Portfolio                               January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                    January 13, 2003
  ING MFS Total Return Portfolio                                      January 13, 2003
  ING MFS Utilities Portfolio                                          April 29, 2005
  ING Oppenheimer Main Street Portfolio(R)                            January 13, 2003
  ING PIMCO Core Bond Portfolio                                       January 13, 2003
  ING PIMCO High Yield Portfolio                                      November 5, 2003
  ING Pioneer Fund Portfolio                                           April 29, 2005
  ING Pioneer Mid Cap Value Portfolio                                  April 29, 2005
  ING Stock Index Portfolio                                           November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio                    January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                           January 13, 2003
  ING Templeton Global Growth Portfolio                               January 13, 2003
  ING UBS U.S. Allocation Portfolio                                   January 6, 2003
  ING Van Kampen Equity Growth Portfolio                              January 13, 2003
  ING Van Kampen Global Franchise Portfolio                           January 13, 2003
  ING Van Kampen Growth and Income Portfolio                          January 13, 2003
  ING Van Kampen Real Estate Portfolio                                January 13, 2003
  ING VP Index Plus International Equity Portfolio                     July 29, 2005
  ING Wells Fargo Mid Cap Disciplined Portfolio                       January 6, 2003
  ING Wells Fargo Small Cap Disciplined Portfolio                    November 30, 2005

ING MAYFLOWER TRUST
  ING International Value Fund                                        November 3, 2003

ING MUTUAL FUNDS
  ING Diversified International Fund                                  December 7, 2005
  ING Emerging Countries Fund                                         November 3, 2003
  ING Emerging Markets Fixed Income Fund                              December 7, 2005
  ING Foreign Fund                                                      July 1, 2003
  ING Global Equity Dividend Fund                                    September 2, 2003
  ING Global Real Estate Fund                                         November 3, 2003
  ING Global Value Choice Fund                                        November 3, 2003

ING MUTUAL FUNDS (CONTINUED)
  ING Greater China Fund                                              December 7, 2005
  ING Index Plus International Equity Fund                            December 7, 2005
  ING International Capital Appreciation Fund                         December 7, 2005
  ING International Fund                                              November 3, 2003
  ING International Real Estate Fund                                 February 28, 2006
  ING International SmallCap Fund                                     November 3, 2003
  ING International Value Choice Fund                                 February 1, 2005
  ING Precious Metals Fund                                            November 3, 2003
  ING Russia Fund                                                     November 3, 2003

ING PARTNERS, INC.
  ING American Century Large Company Value Portfolio                  January 10, 2005
  ING American Century Select Portfolio                               January 10, 2005
  ING American Century Small-Mid Cap Value Portfolio                  January 10, 2005
  ING Baron Asset Portfolio                                           December 7, 2005
  ING Baron Small Cap Growth Portfolio                                January 10, 2005
  ING Columbia Small Cap Value II Portfolio                            April 28, 2006
  ING Davis Venture Value Portfolio                                   January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                        November 15, 2004
  ING Fidelity(R) VIP Equity-Income Portfolio                        November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                               November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                              November 15, 2004
  ING Fundamental Research Portfolio                                  January 10, 2005
  ING Goldman Sachs(R) Capital Growth Portfolio                       January 10, 2005
  ING Goldman Sachs(R) Structured Equity Portfolio                    January 10, 2005
  ING JPMorgan International Portfolio                                January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                                January 10, 2005
  ING Legg Mason Partners Aggressive Growth Portfolio                 January 10, 2005
  ING Legg Mason Partners Large Cap Growth Portfolio                  January 10, 2005
  ING Lord Abbett U.S. Government Securities Portfolio                December 7, 2005
  ING MFS Capital Opportunities Portfolio                             January 10, 2005
  ING Neuberger Berman Partners Portfolio                             December 7, 2005
  ING Neuberger Berman Regency Portfolio                              December 7, 2005
  ING OpCap Balanced Value Portfolio                                  January 10, 2005
  ING Oppenheimer Global Portfolio                                    January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                          January 10, 2005
  ING PIMCO Total Return Portfolio                                    January 10, 2005
  ING Pioneer High Yield Portfolio                                    December 7, 2005
  ING Solution 2015 Portfolio                                          April 29, 2005
  ING Solution 2025 Portfolio                                          April 29, 2005
  ING Solution 2035 Portfolio                                          April 29, 2005
  ING Solution 2045 Portfolio                                          April 29, 2005
  ING Solution Income Portfolio                                        April 29, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio              January 10, 2005

ING PARTNERS, INC. (CONTINUED)
  ING T. Rowe Price Growth Equity Portfolio                           January 10, 2005
  ING Templeton Foreign Equity Portfolio                             November 30, 2005
  ING UBS U.S. Large Cap Equity Portfolio                             January 10, 2005
  ING UBS U.S. Small Cap Growth Portfolio                              April 28, 2006
  ING Van Kampen Comstock Portfolio                                   January 10, 2005
  ING Van Kampen Equity and Income Portfolio                          January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                               June 2, 2003
  ING 130/30 Fundamental Research Fund                                 April 11, 2006
  ING Aeltus Money Market Fund                                          June 2, 2003
  ING Balanced Fund                                                     June 2, 2003
  ING Classic Index Plus Fund                                           June 2, 2003
  ING Equity Income Fund                                                June 9, 2003
  ING Global Science and Technology Fund                                June 2, 2003
  ING Growth Fund                                                       June 9, 2003
  ING Index Plus LargeCap Fund                                          June 9, 2003
  ING Index Plus MidCap Fund                                            June 9, 2003
  ING Index Plus SmallCap Fund                                          June 9, 2003
  ING International Growth Fund                                       November 3, 2003
  ING Small Company Fund                                                June 9, 2003
  ING Strategic Allocation Conservative Fund                            June 2, 2003
  ING Strategic Allocation Growth Fund                                  June 2, 2003
  ING Strategic Allocation Moderate Fund                                June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Conservative Portfolio                    July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                          July 7, 2003
  ING VP Strategic Allocation Moderate Portfolio                        July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                    July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                               June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                             September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                             December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                               March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                               June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                             September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                             December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                               March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                                June 8, 2005
  ING GET U.S. Core Portfolio - Series 10                            September 7, 2005
  ING GET U.S. Core Portfolio - Series 11                             December 6, 2005

ING VARIABLE INSURANCE TRUST (CONTINUED)
  ING GET U.S. Core Portfolio - Series 12                              March 2, 2006
  ING VP Global Equity Dividend Portfolio                             November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                        July 7, 2003
  ING VP Growth Portfolio                                               July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                  July 7, 2003
  ING VP Index Plus MidCap Portfolio                                    July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                  July 7, 2003
  ING VP International Equity Portfolio                               November 3, 2003
  ING VP Small Company Portfolio                                        July 7, 2003
  ING VP Value Opportunity Portfolio                                    July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                        October 6, 2003
  ING VP Financial Services Portfolio                                   May 1, 2004
  ING VP High Yield Bond Portfolio                                    October 6, 2003
  ING VP International Value Portfolio                                November 3, 2003
  ING VP LargeCap Growth Portfolio                                    October 6, 2003
  ING VP MidCap Opportunities Portfolio                               October 6, 2003
  ING VP Real Estate Portfolio                                          May 1, 2004
  ING VP SmallCap Opportunities Portfolio                             October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                         July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                      July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                           July 7, 2003

ING VP NATURAL RESOURCES TRUST                                        October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                      October 6, 2003
  The Bond Portfolio                                                  October 6, 2003
  The Money Market Portfolio                                          October 6, 2003
  The Stock Portfolio                                                 October 6, 2003